SUPPLEMENT TO
Calvert Variable Series, Inc.

Social Small Cap Growth Portfolio
Social Mid Cap Growth Portfolio
Social International Equity Portfolio
Social Balanced Portfolio
Social Equity Portfolio

Prospectus dated April 30, 2006
Date of Supplement: September 27, 2006

The eighth bullet point under "Socially Responsible Investment Criteria -- The Portfolio seeks to avoid investing in companies that:" on pages 6, 16, 36 and 49 is deleted and restated as follows:

  Are significantly involved in the design, manufacture, sales, or distribution of weapons.

The sixth bullet point under "Socially Responsible Investment Criteria -- The Portfolio seeks to avoid investing in companies that:" on page 26 is deleted and restated as follows:

  Are significantly involved in the design, manufacture, sales, or distribution of weapons.